Exhibit 10.21

EXECUTION VERSION

Dated the 23rd day of November 2018

BEHEALTH LIMITED

(as the “Chargor ”)

and

TAIPEI FUBON COMMERCIAL BANK CO., LTD.,

HONG KONG BRANCH

(as the “Chargee”)

SHARE CHARGE

in respect of

9,393,800 Class B Ordinary Shares of the Entire Issued Share Capital of

ECMOHO LIMITED

Li, Wong, Lam & W.I. Cheung

Solicitors

22/F., Infinitus Plaza,

199 Des Voeux Road Central, Hong Kong

Tel: 3181-6600

Fax: 3181-6699

Ref No.: 033/93398/18/COMM/B/033/147

THIS SHARE CHARGE is made this 23rd day of November 2018

BETWEEN :-

(1)

Behealth Limited, a company incorporated under the laws of the British Virgin Islands whose registered office is situated at offices of Sertus Incorporations (BVI) Limited, Sertus Chambers, P.O. Box 905, Quastiky Building, Road Town, Tortola, British Virgin Islands (the “Chargor”); and

(2)

TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH, a company incorporated in Taiwan having its principal place of business at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (the “Chargee”).

WHEREAS :-

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Chargee to the Borrowers (as hereinafter defined) and duly executed by them, the Chargee agreed to provide to the Borrowers a revolving credit facility to the extent of USD25,000,000.00.

(B)	The Chargor is the legal and beneficial over of (amongst other) 9,393,800 Class B Ordinary shares in the capital of ECMOHO LIMITED.

(C)

It is a condition (amongst others) of the Facility Agreement that a charge of the Shares (as hereinafter defined) be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness (as hereinafter defined).

NOW THIS DEED WITNESSETH as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1.	In this Share Charge, except where the context otherwise requires:-

“Authorisation”	means a consent, permit, license, approval or authorization of any governmental, judicial, regulatory or other authority of any Relevant Jurisdiction.

“Borrowers”	means ECMOHO (HK) and Import It Corp collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns.

“Business Day”	means a day, other than Saturdays and Sundays, on which licensed banks in Hong Kong and PRC are both open for business to the public.

“Charge of Inventories”	means (i) a first legal floating charge of Inventories (as therein defined) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal floating charge of Inventories (as therein defined) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Bank Account(s)”	means (i) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Receivables”	means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Credit Facility”	means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Chargee to the Borrowers under the Facility Agreement.

“Company”	means ECMOHO LIMITED, the details of which are set out in Schedule 1.

“Company Shares”	means all shares of whatever class in the capital of the Company.

“Dividends”

means all dividends, distributions, money, interest and other sums which are or may become payable by the Company to any person in its capacity as shareholder of the Company and includes:

(i) the right to receive any and all such sums and all claims in respect of any default in paying such sums; and

(ii)  all forms of remittance of such sums and an bank or other account to which such sums may be paid or credited.

“ECMOHO (HK)”	means ECMOHO (Hong Kong) Limited.

“Encumbrance”

means:

(i) any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii)  any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii)  any contractual right of set-off.

“Event of Default”	means any event specified as such in Clause 7.1 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time would be an Event of Default.

“Facility Agreement”	means the facility letter dated 18 October 2018 issued by the Chargee to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements.

“Finance Documents”	means the Facility Agreement, this Deed, the Share Charge (2), the Guarantees, the Charge over Bank Account, the Charge of Inventories, the Charge over Receivables and all other securities and documents relating to the Credit Facility and “Finance Document” means any of them.

“Guarantees”	means collectively (i) the guarantee provided by ECMOHO (Hong Kong) Health Technology Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee provided by the Company in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses.

“Hong Kong”	means Hong Kong Special Administrative Region of the PRC.

“Obligors”	means, collectively, all parties to the Finance Documents other than the Chargee, and “Obligor” means any one of them.

“Parties”	means the parties to this Share Charge, that is the Chargor and the Chargee, and any of them is named as the “Party”;

“PRC”	means the People’s Republic of China, which, for the purpose of this Agreement, does not include Hong Kong, Macau or Taiwan.

“Relevant Jurisdiction”	means the PRC, Hong Kong, British Virgin Islands and Cayman Islands.

“Secured Indebtedness”	means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Chargee by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Chargee relating thereto on a full indemnity basis.

“Share Charge (2)”	means a first fixed legal charge of 9,393,800 Class B Ordinary Shares and other shares and rights to be provided by Uhealth Limited in favour of the Chargee as security for Secured Indebtedness.

“Shares”	means (i) 9,393,800 Class B Ordinary Shares in the capital of the Company (“Original Shares”) and (ii) all further shares referred to in Clause 2.4 and all rights attached or accrued thereto or derived therefrom.

“Share Charge”	means and includes this Share Charge as originally executed and as it may from time to time be supplemented or amended in accordance with the terms hereof.

“USD”	means United States Dollar, the lawful currency of the United States of America.

1.2.	Unless otherwise stated, references to Clauses are to Clauses of this Share Charge.

1.3.

References in this Share Charge to any ordinance shall (except where the context requires) be deemed to include any statutory re-enactment thereof or any statutory modification thereof having substantially the same legal effect but not having retrospective effect.

1.4.

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and neuter genders and vice versa and words importing persons shall include firms and corporations and vice versa.

1.5.	References to any Party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective successors or assigns.

1.6.	References herein to this Share Charge shall be construed as references to such document and to the same as amended or supplemented from time to time.

1.7.	Clause headings are for convenience only and shall not affect the construction hereof.

1.8.

For the purpose of this Share Charge, any determination as to whether any event, situation, circumstance, act, deed or thing is “material”, “appropriate”, “necessary”, “expedient” or has a “material adverse effect” shall be made by the Chargee in good faith and in a commercially reasonable manner, whose determination shall be conclusive and binding on the Chargor.

2.	CHARGE OF SHARES

2.1.	Covenant to pay

The Chargor hereby covenants that it will on demand pay to the Chargee the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Chargee by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Chargee relating thereto on a full indemnify basis. Notwithstanding the foregoing, the Chargor’s aggregate liability to pay any amount under this Share Charge shall at no time exceed the realisable value of the Shares, and the Chargee’s recourse against the Chargor under this Share Charge shall be limited exclusively to the proceeds of enforcement in respect of the Shares.

2.2.	Security

The Chargor as legal and beneficial owner and as continuing security for the payment and discharge of all Secured Indebtedness hereby charges by way of first fixed charge the Shares in favour of the Chargee.

2.3.	Deposit of documents

(a)	Forthwith upon the execution of this Share Charge, the Chargor shall deliver to the Chargee:

(i)	all certificates and other documents of title or evidence of ownership in relation to the Original Shares;

(ii)

duly executed but undated Transfer Forms in respect of the Original Shares in favour of the Chargee or its nominees in the form set out in Schedule 2 to this Share Charge and other documents which may be reasonably requested by the Chargee in order to enable the Chargee or its nominees to be registered as the owner or otherwise obtain a legal title to the Original Shares;

(iii)

extract of a duly convened meeting of the board of directors of the Company and duly passed by the requisite votes of directors resolving to (i) approve the charge of Shares by the Chargor as contemplated under this Shares Charge, (ii) convene a shareholders’ meeting of the Company to consider and approves if thought fit, (a) the charge of Shares by the Chargor as contemplated under this Share Charge; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company to facilitate the Share Charge and its enforcement in such form satisfactory to the Chargee;

(iv)

extract of a duly convened meeting of the shareholders of the Company and duly passed by the requisite votes of shareholders resolving (amongst other) to approve (a) the charge of Shares by the Chargor as contemplated under this Share Charge; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company to facilitate the Share Charge and its enforcement in such form satisfactory to the Chargee ;

(v)

a legal opinion issued by a law firm practising in the Cayman Islands (as engaged by the Chargee) to the Chargee advising (amongst other) that (a) this Share Charge does not contravene Cayman laws; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company as aforesaid effected by the requisite votes of the shareholders of the Company is valid and effective under Cayman laws in such form approved by the Chargee;

(vi)

a legal opinion issued by a law firm practising in the British Virgin Islands (as engaged by the Chargee) to the Chargee advising (amongst other) (a) that based on the due Authorization as provided, this Share Charge is validly created and binding on the Chargor under the laws of the British Virgin Islands and (b) on the priority of the security constituted by this Share Charge upon registration in the public register of charges maintained by the Registrar of Corporate Affairs, the British Virgin Island, in such forms approved by the Chargee;

(vii)

an undated and executed proxy made in respect of the Shares in favour of the Chargee in respect of all general meetings and written resolutions of the Company in the forms set out in Parts I and II of Schedule 3 (Form of Appointment of Proxy); and

(viii)	an undertaking from the Company to register transfers of the Shares to the Chargee or its nominee in the form set out in Schedule 4 (Form of Undertaking).

(b)

At any time when this security is enforceable, the Chargor further authorises the Chargee to complete any such documents deposited with the Chargee which may be incomplete including, without limitation, undated Transfer Forms in respect of the Shares made out in blank and any other documents of title to the Shares.

(c)	Changes to Rights

The Chargor may not take or allow the taking of any action on its behalf which may result in the rights attaching to any of the Shares being altered or (without the consent of the Chargee) further shares in the Company being issued.

(d)	No Liability for Calls

Nothing in this Share Charge shall be construed as placing on the Chargee any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Shares or any rights, shares or other securities accruing, offered or arising as aforesaid, and the Chargor shall indemnify the Chargee in respect of all calls, instalments or other payments relating to any of the Shares and to any rights, shares and other securities accruing, offered or arising as aforesaid in respect of any of the Shares.

2.4.

The expression “Shares” includes (i) all Company Shares to be further charged by the Chargor to the Chargee as security for Secured Indebtedness from time to time (“Further Shares”), (ii) all allotments, accretions, benefits and advantages whatsoever at any time accruing in respect of the Original Shares and Further Shares, including without limitation, all stocks, shares and securities which may at any time be issued and/or moneys, rights or property which may at any time accrue or be offered (whether by way of bonus, redemption, preference, option or otherwise) in respect of the Original Shares and Further Shares (the “Additional Shares”), (iii) all certificates or other evidence of title to the Original Shares, Further Shares or any of the Additional Shares now and from time to time hereafter deposited with the Chargee and (iv) all moneys, Dividends and interest at any time arising in respect of the Original Shares, Further Shares or any of the Additional Shares, and accordingly all of the foregoing shall be included in the first fixed charge hereby created. For any Additional Shares which may at any time during the continuance of the security be issued or otherwise acquired, the Chargor shall promptly deposit with the Chargee all such documents set out in Clause 2.3(a) relating to them as the Chargee shall require.

2.5.	Registration in Name of Chargee

The Chargor agrees that at any time after the occurrence of an Event of Default which is continuing, the Chargee may, at the cost of the Chargor, register the Shares in the name of the Chargee or its nominee.

2.6.	Filing And Registration With Relevant Authority

The Chargor shall:

(a)

immediately after the execution of this Share Charge instruct its registered agent to (i) create and maintain a private register of charges (the Register of Charges) in accordance with all the applicable laws of the British Virgin Islands and to enter particulars of the security created pursuant to this Share Charge in the Register of Charges; and (ii) effect registration of this Share Charge with the public register of charges maintained by the Registrar of Corporate Affairs (the “Registrar”) in the British Virgin Islands;

(b)	within 14 days from the date of this Share Charge, deliver or procure to be delivered to the Chargee a copy of the updated Register of Charges; and

(c)

within 28 days from the date of this Share Charge, deliver or procure to be delivered to the Chargee the certificate of registration of charge issued by the Registrar and a copy of the description of charge, stamped as “registered” by the Registrar.

3.	CONTINUING SECURITY

3.1.

The security hereby constituted is to be a continuing security and accordingly shall remain in operation until all the Secured Indebtedness and all moneys hereby undertaken to be paid or intended to be hereby secured have been paid off or satisfied in full.

3.2.

The security hereby constituted shall not be in any way affected, diminished or discharged by the taking, holding, varying, non-enforcement, realisation, release or failure to renew or perfect or enforce by the Chargee of any other security for all or any of the Secured Indebtedness or for all or any of the other sums, payment of which is hereby undertaken to be made or which are otherwise hereby secured, or by any time, indulgence, concession, dealing or other thing done or omitted or neglected to be done by the Chargee in relation to any such other security, or the Chargor, the Borrowers or any other obligors, and is in addition to and not in substitution for any other guarantee, indemnity, undertaking, agreement, pledge, assurance, lien, bill, note, mortgage, charge, debenture or other security which may now or hereafter held by the Chargee for or in respect of the Secured Indebtedness or any part thereof and may be enforced without first having recourse to any such other guarantee, indemnity, undertaking, agreement, pledge, assurance, lien, bill, note, mortgage, charge, debenture or security.

4.	REPRESENTATIONS AND WARRANTIES

The Chargor hereby represents and warrants to the Chargee that:-

(a)

the Chargor is the registered and beneficial owner of the Shares and will during the continuance of this security be the registered and beneficial owner of the Shares, and that such Shares are free from Encumbrance (subject to the first fixed charge created by this Share Charge) and the Chargor will not purport to enter into any agreement to sell or transfer any of the Shares other than to the Chargee or at the Chargee’s direction;

(b)

the Chargor will notify the Chargee in writing of appointment of persons (other than the persons who presently constitute the board of directors of the Borrower as of the date of this Share Charge) to the board of directors of the Borrower as soon as practicable after any such appointment;

(c)

the Chargor is a company duly incorporated with limited liability and validly existing under the laws of the British Virgin Islands, and it has the necessary capacity power and authority to enter into and execute this Share Charge and to perform and observe its obligations contained herein;

(d)

the execution, delivery and performance of this Share Charge have been duly authorised by all necessary action of the Chargor and do not contravene the constitution of the Chargor under all applicable laws and regulations of the British Virgin Islands and Hong Kong. This Share Charge, as executed and delivered, constitutes legal, valid and binding obligations of the Chargor, enforceable in accordance with its terms, subject to limitation on enforceability of claims which are made out of time, held to be penalties or subject to the application of discretionary remedies;

(e)

the execution and delivery of, and the performance of the provisions of, this Share Charge by the Chargor do not, and will not during the continuance of this Share Charge (i) contravene any existing applicable law, ordinance, regulation, decree or permit, or any order, judgment, decree or award of any court or any judicial, administrative or governmental authority, department or agency presently in effect and applicable to the Chargor or any of its assets, or (ii) contravene any contractual restriction binding on the Chargor or any of its assets, or (iii) cause any limit on any of the borrowing, guaranteeing, charging or other powers of the Chargor (whether imposed by its memorandum or articles of association, or by agreement, instrument or otherwise), or upon any of the powers of its board of directors to exercise any of such powers, or any other limit affecting the Chargor, to be exceeded, or (iv) create or result in or oblige the Chargor to create any lien, charge, security interest or other encumbrance on the whole or any part of the Chargor’s property, assets or revenues, present or future;

(f)

all authorisations required by the Chargor in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Share Charge have been obtained or effected (as appropriate) and are in full force and effect including but not limited to the requisite approval of the directors and shareholders of the Company;

(g)

every consent, authorisation, licence or approval (if any) of or declaration to, governmental or public bodies or authorities or courts required by the Chargor to execute this Share Charge have been obtained and are in full force, validity and effect, and, as of the date of this Share Charge, no further governmental or other consents, authorities or approvals are necessary for the performance by the Chargor of its obligations hereunder;

(h)

the obligations of the Chargor under this Share Charge are direct, general and unconditional obligations of the Chargor and rank at least pari passu with all the Chargor’s other present and future unsecured and unsubordinated indebtedness and other obligations (including contingent obligations) with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract;

(i)

there are no litigation, arbitration, administrative or other proceedings pending before any court, tribunal, arbitrator, government agency or administrative body against or threatened against the Chargor or any of its assets which if adversely determined could or would reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Chargor or the ability of the Chargor to perform any of its obligations required by the terms and conditions of this Share Charge (the “Material Adverse Effect”);

(j)

the Chargor is not in breach of or in default under any statutory or other requirements applicable to the Chargor or in default in the payment of any indebtedness or liabilities in respect of borrowed money or in breach of or in default under any other provision of any indenture, deed of trust, agreement or other instrument to which the Chargor is a party and under or subject to which any such borrowed money has been issued and is outstanding which could or would reasonably be expected to have a Material Adverse Effect; and no event, condition or act which with the giving of notice or lapse of time, or both, would constitute an event of default under any such indenture, deed of trust, agreement or other instrument has occurred or is continuing which has not been properly waived or remedied thereunder;

(k)

the information contained in all accounts, certificates, schedules or other documents (if any) supplied to the Chargee relating to the Chargor or any of the Shares or the Borrowers or any other Obligors is true and accurate in all material respects, and the opinions and forecast expressed therein (if any) are honestly held and have been made on a reasonable basis, and there are no material facts relating to the Chargor or any of the Shares or the Borrowers or any other Obligors which could or might affect the willingness of a reasonable party to rely on a share charge of the Shares from the Chargor in terms similar to the terms of this Share Charge, which have not been disclosed to the Chargee; and

5.	UNDERTAKING

5.1.	The Chargor hereby further undertakes and/or covenants with the Chargee that:-

(a)

each of the representations and warranties contained in Clause 4 will be true and accurate in all material respects as though made on and as of each day on which Secured Indebtedness shall remain outstanding and as if made with reference to the facts and circumstances subsisting on each such date;

(b)

the Chargor will promptly inform the Chargee of the occurrence of any event of which the Chargor becomes aware which, in the Chargor’s reasonable opinion, might adversely affect the ability of the Chargor, the Borrower or any other Obligor to the other Finance Documents to fully perform their respective obligations under the Facility Agreement, this Share Charge and any of the other Finance Documents;

(c)

the Chargor will endeavour to obtain or cause to be obtained every consent and approval and do, or cause to be done, all other acts and things which may from time to time be necessary for the continued due performance of all the Chargor ’s obligations hereunder; and

(d)

while the Credit Facility is available for drawing and for so long as the Secured Indebtedness remains outstanding, this Share Charge will continue to rank at least pari passu with the Chargor’s existing and future unsecured and unsubordinated indebtedness and other obligations (including contingent liabilities) with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract.

5.2.

The Chargor hereby further covenants and undertakes with the Chargee that for so long as the Secured Indebtedness or any part thereof remains outstanding, the Chargor shall provide the Chargee promptly with all financial information relating to the Company as the Chargee may from time to time require, and in particular the Chargor will (a) within 60 days after the end of the first 6 months of each accounting period, provide the Chargee with copy, certified as true and complete copy by a director of the Company, of the unaudited financial statements of the Company for the 6 month period, and (b) within 120 days from the close of financial year of the Company, provide the Chargee with copy of its audited annual financial statements (and consolidated financial statement, if any) for such year duly signed by the directors of the Company.

5.3.

The Chargor hereby further covenants and undertakes with the Chargee that for so long as the Secured Indebtedness or any part thereof remains outstanding, the Chargor shall not create or agree to create or permit to arise any subsequent charge over or in respect of the Shares or any part thereof or any interest therein, and shall not sell or transfer any of the Shares without the prior written consent of the Chargee.

6.	FURTHER ASSURANCE

6.1.

The Chargor shall at any time hereafter (whether before or after the security hereby constituted shall have become enforceable), on request by the Chargee, execute, sign, seal, deliver and do all transfers, contract notes, powers of attorney and other instruments, deeds, agreements, documents, acts and things and give or procure the giving by the directors of the Company of all consents approvals and directions which the Chargee may reasonably require for perfecting the Chargee’s title to the Shares or vesting the same, or any of them, in a purchaser or in any trustee for or nominee of the Chargee.

6.2.

(a) The Chargor hereby irrevocably and unconditionally undertakes with the Chargee that the Chargor will at any time hereafter (whether before or after the security hereby constituted shall have become enforceable), if and when required by the Chargee, execute, sign, seal, deliver, do and pass, or cause or procure to be executed, signed, sealed, delivered, done or passed such legal or other mortgages, charges, pledges, assignments, transfers, assurances, powers of attorney, letters, resolutions, acts and things in favour or for the benefit of the Chargee as the Chargee shall reasonably require over or in respect of the Shares as further security for the Secured Indebtedness or as the Chargee may reasonably require for perfecting the security hereby constituted and/or for protecting the priority of such security.

(b) Any mortgages, charges, pledges, assignments, transfers, assurances, powers of attorney, letters or resolutions to be executed by the Chargor or any other person pursuant to Clause 6.2(a) above shall be prepared by or on behalf of the Chargee at the cost and expense of the Chargor and shall, in the case of any mortgages, charges or pledges, contain (i) an immediate power of sale without notice upon the security thereby constituted becoming enforceable, (ii) a clause excluding any restrictions imposed by any law on the power of sale, and (iii) a clause excluding any restrictions imposed by any law on the consolidation of mortgages or other securities.

7.	ENFORCEMENT OF SECURITY

7.1.	Each of the following events shall be an Event of Default:

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by any of them to the Chargee (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Chargor is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	any of the Borrowers does not comply with any of its covenants or obligations under the Facility Agreement in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of any of the Borrowers or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Chargee;

(h)

any of the Borrowers or any of the Obligors shall without the consent in writing of the Chargee stop payment to creditors when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in any of the Borrowers’ or any Obligor’s financial condition which would, in the reasonable opinion of the Chargee, prevent the Borrowers or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Chargor purports or attempts to create any Encumbrance over all or any part of the Shares or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for any of the Borrowers or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Chargee to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of any of the Borrowers or any Obligor or any execution or other legal process is enforced against the business or any asset of any of the Borrowers or any Obligor and is not discharged within fourteen (14) days.

7.2.	If an Event of Default has occurred and is continuing, the Chargee may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Chargee to make further advances to the Borrowers shall immediately cease;

(c)

demand that the Chargor to provide cash cover to the Chargee for all liabilities of the Borrowers to the Chargee, whereupon the Chargor shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Chargee direct including but limited to the sale and disposal of the Shares at any price which the Chargee may deem fit. The Chargor shall not have any right to claim against the Chargee in respect of any loss arising out of any sale pursuant to this Share Charge in the absence of fraud, gross negligence or willful misconduct by the Chargee, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Shares by either deferring or advancing the date of such sale or otherwise howsoever.

7.3.

The Chargee shall not be liable, by reason of entering into possession of the Shares, to account as Chargee in possession or for any loss on realization or for any default or omission for which a Chargee in possession might be liable.

7.4.	No restriction imposed by any ordinance or law in force in Hong Kong or elsewhere on any power of sale or on the consolidation of mortgages or other securities shall apply to this security.

7.5.

No person dealing with the Chargee, or with its brokers or agents, shall be concerned to enquire whether the security hereby constituted has become enforceable, or whether the power exercised or purported to be exercised has become exercisable, or whether any moneys remain due upon the security of this Share Charge, or as to the necessity or expediency of the stipulations and conditions subject to which any sale of any of the Shares shall be made, or otherwise as to the propriety or regularity of any sale of any of the Shares, or to see to the application of any money paid to the Chargee, or its brokers or agents, and in the absence of fraud, gross negligence or willful misconduct on the part of such person such dealing shall be deemed so far as regards the safety and protection of such person to be within the powers hereby conferred and to be valid and effectual accordingly, and the remedy of the Chargor in respect of any irregularity or impropriety whatsoever in the exercise of such powers shall be in damages only.

7.6.

Upon any sale of any of the Shares, the receipt of the Chargee for the purchase money of the Shares sold shall effectually discharge the purchaser or person paying the same therefrom and from being concerned to see to the application or being answerable for the loss or misapplication thereof.

7.7.	(a) All moneys received by the Chargee arising from any sale of any of the Shares under the power of sale hereby conferred shall be applied as follows:-

FIRSTLY:	in or towards payment or satisfaction of all costs, charges, expenses and liabilities incurred and payments made by or on behalf of the Chargee, whether governmental, municipal, contractual or otherwise in connection with such sale together with, in every such case, interest thereon at the rate provided for in Clause 10.2;

SECONDLY:	in or towards payment to the Chargee of the Secured Indebtedness (unless the Chargee elects to put such moneys in an interest-bearing suspense account), until the whole of the Secured Indebtedness shall have been certified in writing by the Chargee as having been paid in full and discharged; and

THIRDLY:	following such payments the remaining balance (if any) shall be paid to the Chargor for its rights and interests or such other person as may be entitled thereto.

(b) At any time after the power of sale has arisen, any Dividends which have been or may be received or receivable by the Chargee may be applied by the Chargee as if they were proceeds of sale hereunder.

8.	DIVIDEND AND VOTING RIGHT

8.1.

If an Event of Default has occurred and is continuing, any Dividends on or with respect of the Shares shall be paid to the Chargee and, shall be applied by the Chargee in discharge of the Secured Indebtedness and, if received by the Chargor shall be paid over to the Chargee forthwith upon receipt and until such payment shall be held by it in trust for the Chargee.

8.2.

If an Event of Default has occurred and is continuing, the Chargee may exercise at its discretion (in the name of the Chargor or otherwise and without any further consent or authority on the part of the Chargor) any voting rights attaching to the Shares or any of them as if the Chargee were the sole beneficial owner thereof.

8.3.

The Chargor by way of security hereby irrevocably authorises the Chargee at any time after an Event of Default has occurred and is continuing to act as its proxy in all general meetings of the Company, and the Chargor hereby agrees to obtain the Chargee’s consent on all issues requiring a resolution of the Chargor as a shareholder of the Company and undertakes to supply to the Chargee all notices issued to it by the board of directors of the Company convening general meetings.

9.	RELEASE AND DISCHARGE

9.1.

If all the Secured Indebtedness and all other moneys payment of which is hereby undertaken to be made or which are intended to be hereby secured shall have been duly paid, the Chargee shall discharge and release this Share Charge and the security hereby created and release, re-assign and transfer all the Shares to the Chargor as the Chargor shall direct, within fourteen (14) Business Days upon the request and at the cost of the Chargor. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

9.2.

Any release, discharge or settlement between the Chargor and the Chargee shall be conditional upon no security, disposition or payment to the Chargee by the Chargor or any other person being avoided or reduced pursuant to any provisions or enactments relating to bankruptcy, liquidation, winding-up or dissolution or insolvency, and if such condition shall not be fulfilled the Chargee shall be entitled to enforce this security subsequently as if such release, discharge or settlement had not occurred.

10.	COSTS, CHARGES AND EXPENSES

10.1.

The Chargor shall pay duly and promptly all calls which may from time to time be made in respect of any unpaid moneys in respect of the Shares and any other moneys which the Chargee may lawfully be required to pay in respect of any of the Shares and in the event of the Chargor’s default the Chargee may, if it thinks fit, make such payments on behalf of the Chargor. Any money expended by the Chargee under this Clause 10.1 shall be deemed to be properly paid by the Chargee. For the avoidance of doubt, it is hereby expressly provided that neither the Chargee nor any trustee or nominee of the Chargee shall incur any liability in respect of any calls, instruments or payments relating to the Shares or any of them.

10.2.

The Chargor hereby undertakes with the Chargee to pay to the Chargee, on demand all costs, charges and expenses incurred hereunder by the Chargee (with respect to legal expenses on a solicitor-and-own-client basis) and all other moneys paid by the Chargee in perfecting this security or in respect of the Shares.

10.3.

The Chargor shall pay, on demand, all reasonable costs, charges and expenses (including legal fees and out-of-pocket expenses) incurred or to be incurred by the Chargee in connection with the preparation and negotiation, execution of this Share Charge and all costs, charges and expenses (including legal fees on a full indemnity basis and out-of-pocket expenses) incurred or to be incurred by the Chargee in connection with the enforcement of this Share Charge.

10.4.

The charge created hereunder to secure the Secured Indebtedness shall be in addition and without prejudice to any and every other right, power, remedy, lien or security which the Chargee may have or but for the said charge would have had for the moneys hereby secured, or any part thereof.

11.	POWER OF ATTORNEY

11.1.

In respect of any instruments of transfer and contract notes relating to any of the Shares, the Chargor hereby irrevocably and by way of security authorises the Chargee at any time hereafter to date any such instruments of transfer and contract notes if the same be undated, and if the same shall have been theretofore in blank to fill in any blanks in favour of the Chargee, or any trustee for or nominee of the Chargee, or any purchaser.

11.2.

The Chargor, by way of security, hereby irrevocably authorises the Chargee at any time hereafter to insert the name of the Chargee or its trustees or nominees or of any purchaser or to make any alteration or addition in or to any instruments of transfer, contract notes or documents which the Chargee may require for perfecting its title to or for vesting the Shares in the Chargee or its trustees or nominees or in any purchaser, and to re-deliver the same thereafter, and the Chargor hereby irrevocably and by way of security appoints the Chargee and its successors and assigns to be its attorney (with full power of substitution) and in its name and on its behalf and as its act and deed or otherwise to execute, sign, seal, deliver and do and otherwise perfect any such transfers, contract notes and other documents as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on, or in connection with, any sale, disposition or getting in by the Chargee of any of the Shares.

11.3.	Notwithstanding the foregoing, such power shall not be exercisable by or on behalf of the Chargee until an Event of Default has occurred and is continuing.

11.4.

The Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, deed, act or thing which the Chargee or its successors and assigns may lawfully execute, sign, seal, deliver or do or cause to be executed, signed, sealed, delivered or done pursuant to Clauses 11.1 or 11.2 above.

12.	SUSPENSE ACCOUNT

12.1.

Any money received by the Chargee by virtue of or in connection with this security may be placed to the credit of a suspense account at the discretion of the Chargee pending the enforcement or realisation of any other security held by the Chargee with a view to preserving the rights of the Chargee to prove for the whole of its claims against the Chargor or any other person liable in the event of any proceedings in or analogous to liquidation, winding-up, dissolution, insolvency, composition or arrangement. .

12.2.

(a) If the Chargee receives notice of any subsequent mortgage, debenture, charge, pledge, lien, assignment, encumbrance or other disposition affecting the Shares or any of them or any interest therein, the Chargee may open a new account with the Chargor in respect of the Secured Indebtedness.

(b) If the Chargee does not open a new account it shall nevertheless be treated as if it had done so at the time when it received such notice, and as from that time all payments made to the Chargee by the Chargor in respect of the Secured Indebtedness or any part thereof shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Chargor to the Chargee at the time when it received notice.

13.	NOTICE

13.1.	Service of Proceedings

(a)

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 13.1.

(b)

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Chargor to the Chargee shall only be effective upon actual receipt thereof by the Chargee (as the case may be).

(c)

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

13.2.	Administrative details

The initial administrative details of the Parties are contained in Schedule 2 (Initial administrative details of the parties) but a party may amend its own details at any time by notice to the other party.

13.3.	Delivery to registered office

Any notice to the Chargor may alternatively be sent to its registered office or to any of its places of business or to any of its directors or its company secretary; and it will be deemed to have been received when delivered to any such places or persons.

14.	MISCELLANEOUS

14.1.	Modification: This Share Charge may only be varied or modified by supplemental agreement or other document executed by all the Parties.

14.2.

Severability: Any provision of this Share Charge prohibited by or declared or adjudged to be unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Share Charge and rendered ineffective so far as is possible without modifying the remaining provisions of this Share Charge. Where however the provisions of any such applicable law may be waived, they are hereby waived by the Parties to the full extent permitted by such law to the end that this Share Charge shall be valid and binding and enforceable in accordance with its terms.

14.3.

Disclosure of Information: The Chargee may disclose to any of its subsidiaries or associated companies, or a prospective transferee or to any other person who may propose entering into, or who has entered into, contractual relations with the Chargee in relation to the Agreement or any of the Finance Documents such information about the Chargor as the Chargee shall consider appropriate solely for the purpose of appraising the transaction contemplated thereby but to the extent of any such information being customarily regarded as confidential by the Chargor, on a confidential and need to know basis by disclosing the information subject to delivery of a confidentiality undertaking.

14.4.

Legal Representation: The Parties acknowledge that Messrs. Li, Wong, Lam & W.I. Cheung acts as legal counsel of the Chargee only relating to this Share Charge. The Chargor will take separate legal advice as it sees fit.

14.5.

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

15.	WAIVER

15.1.

Any waiver by the Chargee of any breach of any of the undertakings, terms or conditions contained herein or other relaxation or indulgence granted at any time by the Chargee to the Chargor or any other person, shall, without any express reservation to that effect by the Chargee, be deemed to be without prejudice to and shall not affect the exercise at any time thereafter by the Chargee of all or any of its rights, powers and remedies hereunder as though no such waiver had been made or relaxation or indulgence granted. No failure or delay by the Chargee in exercising or enforcing any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise, enforcement or waiver of any right, power or remedy preclude its further exercise or enforcement, or the exercise or enforcement of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers or remedies provided by law.

15.2.

No provision hereof may be waived, discharged or terminated orally, except only by an instrument in writing signed by the Party against whom enforcement of the waiver, discharge or termination is sought.

15.3.	No waiver of any of the rights or powers of the Chargee or any consent by the Chargee shall be valid unless signed by the Chargee in writing.

15.4.

Time is of the essence of this Share Charge, but no failure or delay by the Chargee in exercising or enforcing any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, power or privilege preclude any further exercise or enforcement thereof or the exercise or enforcement of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights and remedies powers or privileges provided by law.

16.	ASSIGNMENT

16.1.

This Share Charge shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns, except that the Chargor may not assign or transfer any of their respective rights, benefits, duties or obligations hereunder.

16.2.

If the Chargee shall assign the whole or any part of its rights under the Facility Agreement in accordance with the terms thereof, the Chargee, at its own costs and expenses, may also assign the whole or the appropriate portion of its rights hereunder, in which event references herein to the Chargee shall thenceforth be deemed to include a reference to each assignee to the extent of its interest, provided that the Chargee shall notify the Chargor of any assignment of its rights hereunder within fourteen (14) Business Days of such assignment.

16.3.

Any representation, warranty, undertaking and arrangement on the part of the Chargor hereunder shall survive the making of any assignment of the Chargee under the Facility Agreement, hereunder or under any of the other Finance Documents, the change in the name of the Chargee or the Chargee’s amalgamation with, or absorption by, any other corporation.

17.	GOVERNING LAW AND JURISDICTION

17.1.

Governing Law: This Share Charge and the rights and obligations of the Parties shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong, and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

17.2.

Jurisdiction: The submission of the Chargor to the non-exclusive jurisdiction of the courts of Hong Kong shall not limit the right of the Chargee to take proceedings against the Chargor in any other courts having, claiming or accepting jurisdiction over the Chargor or any of its assets, nor shall the taking of proceedings in any one or more jurisdiction(s) preclude the taking of proceedings in any other jurisdiction(s), whether concurrently or not.

17.3.

Waiver of Immunity: The Chargor agrees that in any legal action or proceedings against it or its assets in connection with this Share Charge, no immunity from such legal action or proceedings shall be claimed by or on behalf of the Chargor or with respect to its assets, and the Chargor irrevocably waives any right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever, of any order or judgment which may be made or given in such action or proceedings.

17.4.

Process Agent: The Chargor irrevocably appoints ECMOHO (Hong Kong) Limited, registration no. 2218839, whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong to receive for it and on its behalf, service of process in any proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by the Chargor or the Borrowers). If for any reason the process agent ceases to be able to act as such or no longer has an address in Hong Kong, the Chargor irrevocably agrees to appoint a substitute process agent acceptable to the Chargee, and to deliver to the Chargee a copy of the new agent’s acceptance of that appointment within thirty (30) days. Nothing herein shall affect the right to serve any process in any other manner permitted by law.

[Reminder of this page intentionally left blank.]

IN WITNESS whereof this Share Charge has been duly executed on the day and year first above written.

The Chargor
SEALED with the COMMON SEAL of BEHEALTH LIMITED and SIGNED by person(s) duly authorized by resolution(s) of the Board of Directors in the presence of/whose signature(s) is/are verified by:-	) ) ) ) ) ) ) ) )	/s/ Ying Wang

[Signature Page]

The Chargee
SIGNED by for and on behalf of TAIPEI FUBON COMMERCIAL BANK CO., LTD., ) HONG KONG BRANCH whose signature(s) is/are verified by:-	) ) ) ) ) )	/s/ T.L. Peng

SCHEDULE 1

DETAILS OF ECMOHO LIMITED

Date of Incorporation:	7 June 2018

Place of Incorporation:	The Cayman Islands

Registered Office:	c/o Hermes Corporate Services Ltd., Fifth Floor, Zephyr House, 122 Mary Street, George Town, P.O. Box 31493, Grand Cayman KY1-1206, Cayman Islands

Company number:	338171

Directors:	Zeng Qingchun
Wang Ying
Wang Wei
Weigang Greg Ye
Sang Lin
Ng Yum Fai

Shareholders and their
shareholdings:	Name	Number of Share(s) Held

	Behealth Limited	37,575,200 share Class B Ordinary Shares
	Beset Winner Limited	1,072,633 share Class A Ordinary Shares
	Lake Zurich Partners Limited	3,077,408 share Class A Ordinary Shares
	Liberal Rich Limited	6,012,000 share Class A Ordinary Shares
	Uhealth Limited	37,575,200 share Class B Ordinary Shares
	Delta Capital Growth Fund II, L.P.	1,587,783 share Series A Preferred Shares
	Li, Shua-Lien	1,587,783 share Series A Preferred Shares
	Delta Capital Crowth Fund II, L.P.	953,289 share Class A Ordinary Shares
	Li, Shua Lien	714,967 share Class A Ordinary Shares
	Voyager Advisors Limited	441,051 share Class A Ordinary Shares
	STCH Investment Inc.	714,967 share Class A Ordinary Shares

Qinghai Partners Limited	1,906,579 share Class A Ordinary Shares
Behealth Limited	638,106 share Class A Ordinary Shares
STCH Investment Inc.	529,261 share Series A Preferred Shares
Voyager Advisors Limited	705,681 share Series A Preferred Shares
Tim One International Limited	3,528,407 share Series A Preferred Shares
CID Greater China Fund V, L.P.	4,759,500 share Class A-1 Ordinary Shares
STCH Investment Inc.	4,759,500 share Class A-1 Ordinary Shares
CID Greater China Fund V, L.P.	1,423,300 share Class A-2 Ordinary Shares
STCH Investment Inc.	1,423,300 share Class A-2 Ordinary Shares
Smart Warrior Limited	5,693,200 share Class A-2 Ordinary Shares
Canarywharf Capital Limited	2,277,300 share Class A-2 Ordinary Shares
BabyMe Limited	2,846,600 share Class A Ordinary Shares

SCHEDULE 2

FORM OF SHARE TRANSFER FORM

ECMOHO LIMITED

(the “Company”)

SHARE TRANSFER FORM

We, [●] (the “Transferor”), for good and valuable consideration received from                                                                                        (the “Transferee”) of                                                                                       , do hereby:

(1) transfer to the Transferee      Shares (the “Shares”) standing in our name in the register of members of the Company to hold unto the Transferee, his executors, administrators and assigns, subject to the several conditions on which we held the same at the time of execution of this Share Transfer Form; and

(2) consent that our name remains on the register of the Company until such time as the Company enters the Transferee’s name in the register of the Company.

And we, the Transferee, do hereby agree to take the Shares subject to the same conditions.

As Witness Our Hands

Signed by the Transferor on

the         day

in the presence of:

Witness	Transferor
Signed by the Transferee on
the day of
in the presence of:

Witness	Transferee

SCHEDULE 3

FORM OF APPOINTMENT OF PROXY

Part I

ECMOHO LIMITED

IRREVOCABLE APPOINTMENT OF PROXY

We, [●] hereby irrevocably appoint TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH as our proxy to vote at meetings of the shareholders of ECMOHO LIMITED (the “Company”) in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name and charged to TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees); provided that the security created under the relevant share charge has become enforceable. This proxy is irrevocable by reason of being coupled with the interest of TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees) as chargee of the aforesaid shares.

[●]
Dated:

Part II

ECMOHO LIMITED

IRREVOCABLE APPOINTMENT OF PROXY

We, [●] hereby irrevocably appoint TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees) as our duly authorised representative to sign resolutions in writing of ECMOHO LIMITED (the “Company”) in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name and charged to TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees); provided that the security created under the relevant share charge has become enforceable.

[●]

Dated:

SCHEDULE 4

FORM OF UNDERTAKING

ECMOHO LIMITED

TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH as Mortgagee (as defined in the Deed)

Dear Sirs

ECMOHO LIMITED

We refer to the facility agreement (“Facility Agreement”) dated [date] between, among others, ECMOHO (Hong Kong) Limited and Import It Corp. (“Borrowers”) as borrowers and Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch (“Lender”) asLender, as amended from time to time. We also refer to the share charge dated [*] 2018 (as amended from time to time, the “Share Charge”) between BEHEALTH LIMITED as Chargor and Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch as Chargee (“Chargee”, which expression shall include its successors, assignors and transferees) whereby, inter alia, the Chargor granted a charge over the Shares (as therein defined) in favour of the Chargee.

Capitalised words and expressions used in this letter which are not expressly defined herein have the meanings ascribed to them in the Share Charge.

This letter of undertaking is given pursuant to clause 2.3 (a) (viii) of the Share Charge.

In consideration of the grant by the Chargee of the Credit Facility under the Facility Agreement referred to above and for other valuable consideration receipt of which is hereby acknowledged, we hereby irrevocably and unconditionally undertake to register in our register of members any and all share transfers to the Chargee or any person(s) nominated by the Chargee in respect of any or all of the Shares submitted to us by the Chargee where such transfer is to be effected pursuant to the Share Charge and the Chargee has notified us that the security thereunder is enforceable.

Yours faithfully,
For and on behalf of
ECMOHO LIMITED

[●]
Director

EXECUTION VERSION

Dated the 23rd day of November 2018

UHEALTH LIMITED

(as the “Chargor ”)

and

TAIPEI FUBON COMMERCIAL BANK CO., LTD.,

HONG KONG BRANCH

(as the “Chargee”)

SHARE CHARGE

in respect of

9,393,800 Class B Ordinary Shares of the Entire Issued Share Capital of

ECMOHO LIMITED

Li, Wong, Lam & W.I. Cheung

Solicitors

22/F., Infinitus Plaza,

199 Des Voeux Road Central, Hong Kong

Tel: 3181-6600

Fax: 3181-6699

Ref No.: 033/93398/18/COMM/B/033/147

THIS SHARE CHARGE is made this 23rd day of November 2018

BETWEEN :-

(1)

Uhealth Limited, a company incorporated under the laws of the British Virgin Islands whose registered office is situated at offices of Sertus Incorporations (BVI) Limited, Sertus Chambers, P.O. Box 905, Quastiky Building, Road Town, Tortola, British Virgin Islands (the “Chargor”); and

(2)

TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH, a company incorporated in Taiwan having its principal place of business at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (the “Chargee”).

WHEREAS :-

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Chargee to the Borrowers (as hereinafter defined) and duly executed by them, the Chargee agreed to provide to the Borrowers a revolving credit facility to the extent of USD25,000,000.00.

(B)	The Chargor is the legal and beneficial over of (amongst other) 9,393,800 Class B Ordinary shares in the capital of ECMOHO LIMITED.

(C)

It is a condition (amongst others) of the Facility Agreement that a charge of the Shares (as hereinafter defined) be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness (as hereinafter defined).

NOW THIS DEED WITNESSETH as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1.	In this Share Charge, except where the context otherwise requires:-

“Authorisation”	means a consent, permit, license, approval or authorization of any governmental, judicial, regulatory or other authority of any Relevant Jurisdiction.

“Borrowers”	means ECMOHO (HK) and Import It Corp collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns.

1

“Business Day”	means a day, other than Saturdays and Sundays, on which licensed banks in Hong Kong and PRC are both open for business to the public.

“Charge of Inventories”	means (i) a first legal floating charge of Inventories (as therein defined) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal floating charge of Inventories (as therein defined) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Bank Account(s)”	means (i) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Receivables”	means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by ECMOHO (HK) in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Credit Facility”	means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Chargee to the Borrowers under the Facility Agreement.

2

“Company”	means ECMOHO LIMITED, the details of which are set out in Schedule 1.

“Company Shares”	means all shares of whatever class in the capital of the Company.

“Dividends”	means all dividends, distributions, money, interest and other sums which are or may become payable by the Company to any person in its capacity as shareholder of the Company and includes:

(i) the right to receive any and all such sums and all claims in respect of any default in paying such sums; and

(ii) all forms of remittance of such sums and an bank or other account to which such sums may be paid or credited.

“ECMOHO (HK)”	means ECMOHO (Hong Kong) Limited.

“Encumbrance”	means:

(i) any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii) any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii) any contractual right of set-off.

“Event of Default”	means any event specified as such in Clause 7.1 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time would be an Event of Default.

“Facility Agreement”	means the facility letter dated 18 October 2018 issued by the Chargee to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements.

3

“Finance Documents”	means the Facility Agreement, this Deed, the Share Charge (2), the Guarantees, the Charge over Bank Account, the Charge of Inventories, the Charge over Receivables and all other securities and documents relating to the Credit Facility and “Finance Document” means any of them.

“Guarantees”	means collectively (i) the guarantee provided by ECMOHO (Hong Kong) Health Technology Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee provided by the Company in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses.

“Hong Kong”	means Hong Kong Special Administrative Region of the PRC.

“Obligors”	means, collectively, all parties to the Finance Documents other than the Chargee, and “Obligor” means any one of them.

“Parties”	means the parties to this Share Charge, that is the Chargor and the Chargee, and any of them is named as the “Party”;

“PRC”	means the People’s Republic of China, which, for the purpose of this Agreement, does not include Hong Kong, Macau or Taiwan.

“Relevant Jurisdiction”	means the PRC, Hong Kong, British Virgin Islands and Cayman Islands.

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“Secured Indebtedness”	means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Chargee by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Chargee relating thereto on a full indemnity basis.

“Share Charge (1)”	means a first fixed legal charge of 9,393,800 Class B Ordinary Shares and other shares and rights to be provided by Behealth Limited in favour of the Chargee as security for Secured Indebtedness.

“Shares”	means (i) 9,393,800 Class B Ordinary Shares in the capital of the Company (“Original Shares”) and (ii) all further shares referred to in Clause 2.4 and all rights attached or accrued thereto or derived therefrom.

“Share Charge”	means and includes this Share Charge as originally executed and as it may from time to time be supplemented or amended in accordance with the terms hereof.

“USD”	means United States Dollar, the lawful currency of the United States of America.

1.2.	Unless otherwise stated, references to Clauses are to Clauses of this Share Charge.

1.3.

References in this Share Charge to any ordinance shall (except where the context requires) be deemed to include any statutory re-enactment thereof or any statutory modification thereof having substantially the same legal effect but not having retrospective effect.

1.4.

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and neuter genders and vice versa and words importing persons shall include firms and corporations and vice versa.

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1.5.	References to any Party shall, where relevant, be deemed to be references to or to include, as appropriate, their respective successors or assigns.

1.6.	References herein to this Share Charge shall be construed as references to such document and to the same as amended or supplemented from time to time.

1.7.	Clause headings are for convenience only and shall not affect the construction hereof.

1.8.

For the purpose of this Share Charge, any determination as to whether any event, situation, circumstance, act, deed or thing is “material”, “appropriate”, “necessary”, “expedient” or has a “material adverse effect” shall be made by the Chargee in good faith and in a commercially reasonable manner, whose determination shall be conclusive and binding on the Chargor.

2.	CHARGE OF SHARES

2.1.	Covenant to pay

The Chargor hereby covenants that it will on demand pay to the Chargee the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Chargee by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Chargee relating thereto on a full indemnify basis. Notwithstanding the foregoing, the Chargor’s aggregate liability to pay any amount under this Share Charge shall at no time exceed the realisable value of the Shares, and the Chargee’s recourse against the Chargor under this Share Charge shall be limited exclusively to the proceeds of enforcement in respect of the Shares.

2.2.	Security

The Chargor as legal and beneficial owner and as continuing security for the payment and discharge of all Secured Indebtedness hereby charges by way of first fixed charge the Shares in favour of the Chargee.

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2.3.	Deposit of documents

(a)	Forthwith upon the execution of this Share Charge, the Chargor shall deliver to the Chargee:

(i)	all certificates and other documents of title or evidence of ownership in relation to the Original Shares;

(ii)

duly executed but undated Transfer Forms in respect of the Original Shares in favour of the Chargee or its nominees in the form set out in Schedule 2 to this Share Charge and other documents which may be reasonably requested by the Chargee in order to enable the Chargee or its nominees to be registered as the owner or otherwise obtain a legal title to the Original Shares;

(iii)

extract of a duly convened meeting of the board of directors of the Company and duly passed by the requisite votes of directors resolving to (i) approve the charge of Shares by the Chargor as contemplated under this Shares Charge, (ii) convene a shareholders’ meeting of the Company to consider and approves if thought fit, (a) the charge of Shares by the Chargor as contemplated under this Share Charge; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company to facilitate the Share Charge and its enforcement in such form satisfactory to the Chargee;

(iv)

extract of a duly convened meeting of the shareholders of the Company and duly passed by the requisite votes of shareholders resolving (amongst other) to approve (a) the charge of Shares by the Chargor as contemplated under this Share Charge; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company to facilitate the Share Charge and its enforcement in such form satisfactory to the Chargee ;

(v)

a legal opinion issued by a law firm practising in the Cayman Islands (as engaged by the Chargee) to the Chargee advising (amongst other) that (a) this Share Charge does not contravene Cayman laws; and (b) the adoption of a Second Amended and Restated Memorandum and Articles of Association of the Company as aforesaid effected by the requisite votes of the shareholders of the Company is valid and effective under Cayman laws in such form approved by the Chargee;

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(vi)

a legal opinion issued by a law firm practising in the British Virgin Islands (as engaged by the Chargee) to the Chargee advising (amongst other) (a) that based on the due Authorization as provided, this Share Charge is validly created and binding on the Chargor under the laws of the British Virgin Islands and (b) on the priority of the security constituted by this Share Charge upon registration in the public register of charges maintained by the Registrar of Corporate Affairs, the British Virgin Island, in such forms approved by the Chargee;

(vii)

an undated and executed proxy made in respect of the Shares in favour of the Chargee in respect of all general meetings and written resolutions of the Company in the forms set out in Parts I and II of Schedule 3 (Form of Appointment of Proxy); and

(viii)	an undertaking from the Company to register transfers of the Shares to the Chargee or its nominee in the form set out in Schedule 4 (Form of Undertaking).

(b)

At any time when this security is enforceable, the Chargor further authorises the Chargee to complete any such documents deposited with the Chargee which may be incomplete including, without limitation, undated Transfer Forms in respect of the Shares made out in blank and any other documents of title to the Shares.

(c)	Changes to Rights

The Chargor may not take or allow the taking of any action on its behalf which may result in the rights attaching to any of the Shares being altered or (without the consent of the Chargee) further shares in the Company being issued.

(d)	No Liability for Calls

Nothing in this Share Charge shall be construed as placing on the Chargee any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Shares or any rights, shares or other securities accruing, offered or arising as aforesaid, and the Chargor shall indemnify the Chargee in respect of all calls, instalments or other payments relating to any of the Shares and to any rights, shares and other securities accruing, offered or arising as aforesaid in respect of any of the Shares.

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2.4.

The expression “Shares” includes (i) all Company Shares to be further charged by the Chargor to the Chargee as security for Secured Indebtedness from time to time (“Further Shares”), (ii) all allotments, accretions, benefits and advantages whatsoever at any time accruing in respect of the Original Shares and Further Shares, including without limitation, all stocks, shares and securities which may at any time be issued and/or moneys, rights or property which may at any time accrue or be offered (whether by way of bonus, redemption, preference, option or otherwise) in respect of the Original Shares and Further Shares (the “Additional Shares”), (iii) all certificates or other evidence of title to the Original Shares, Further Shares or any of the Additional Shares now and from time to time hereafter deposited with the Chargee and (iv) all moneys, Dividends and interest at any time arising in respect of the Original Shares, Further Shares or any of the Additional Shares, and accordingly all of the foregoing shall be included in the first fixed charge hereby created. For any Additional Shares which may at any time during the continuance of the security be issued or otherwise acquired, the Chargor shall promptly deposit with the Chargee all such documents set out in Clause 2.3(a) relating to them as the Chargee shall require.

2.5.	Registration in Name of Chargee

The Chargor agrees that at any time after the occurrence of an Event of Default which is continuing, the Chargee may, at the cost of the Chargor, register the Shares in the name of the Chargee or its nominee.

2.6.	Filing And Registration With Relevant Authority

The Chargor shall:

(a)

immediately after the execution of this Share Charge instruct its registered agent to (i) create and maintain a private register of charges (the Register of Charges) in accordance with all the applicable laws of the British Virgin Islands and to enter particulars of the security created pursuant to this Share Charge in the Register of Charges; and (ii) effect registration of this Share Charge with the public register of charges maintained by the Registrar of Corporate Affairs (the “Registrar”) in the British Virgin Islands;

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(b)	within 14 days from the date of this Share Charge, deliver or procure to be delivered to the Chargee a copy of the updated Register of Charges; and

(c)

within 28 days from the date of this Share Charge, deliver or procure to be delivered to the Chargee the certificate of registration of charge issued by the Registrar and a copy of the description of charge, stamped as “registered” by the Registrar.

3.	CONTINUING SECURITY

3.1.

The security hereby constituted is to be a continuing security and accordingly shall remain in operation until all the Secured Indebtedness and all moneys hereby undertaken to be paid or intended to be hereby secured have been paid off or satisfied in full.

3.2.

The security hereby constituted shall not be in any way affected, diminished or discharged by the taking, holding, varying, non-enforcement, realisation, release or failure to renew or perfect or enforce by the Chargee of any other security for all or any of the Secured Indebtedness or for all or any of the other sums, payment of which is hereby undertaken to be made or which are otherwise hereby secured, or by any time, indulgence, concession, dealing or other thing done or omitted or neglected to be done by the Chargee in relation to any such other security, or the Chargor, the Borrowers or any other obligors, and is in addition to and not in substitution for any other guarantee, indemnity, undertaking, agreement, pledge, assurance, lien, bill, note, mortgage, charge, debenture or other security which may now or hereafter held by the Chargee for or in respect of the Secured Indebtedness or any part thereof and may be enforced without first having recourse to any such other guarantee, indemnity, undertaking, agreement, pledge, assurance, lien, bill, note, mortgage, charge, debenture or security.

4.	REPRESENTATIONS AND WARRANTIES

The Chargor hereby represents and warrants to the Chargee that:-

(a)

the Chargor is the registered and beneficial owner of the Shares and will during the continuance of this security be the registered and beneficial owner of the Shares, and that such Shares are free from Encumbrance (subject to the first fixed charge created by this Share Charge) and the Chargor will not purport to enter into any agreement to sell or transfer any of the Shares other than to the Chargee or at the Chargee’s direction;

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(b)

the Chargor will notify the Chargee in writing of appointment of persons (other than the persons who presently constitute the board of directors of the Borrower as of the date of this Share Charge) to the board of directors of the Borrower as soon as practicable after any such appointment;

(c)

the Chargor is a company duly incorporated with limited liability and validly existing under the laws of the British Virgin Islands, and it has the necessary capacity power and authority to enter into and execute this Share Charge and to perform and observe its obligations contained herein;

(d)

the execution, delivery and performance of this Share Charge have been duly authorised by all necessary action of the Chargor and do not contravene the constitution of the Chargor under all applicable laws and regulations of the British Virgin Islands and Hong Kong. This Share Charge, as executed and delivered, constitutes legal, valid and binding obligations of the Chargor, enforceable in accordance with its terms, subject to limitation on enforceability of claims which are made out of time, held to be penalties or subject to the application of discretionary remedies;

(e)

the execution and delivery of, and the performance of the provisions of, this Share Charge by the Chargor do not, and will not during the continuance of this Share Charge (i) contravene any existing applicable law, ordinance, regulation, decree or permit, or any order, judgment, decree or award of any court or any judicial, administrative or governmental authority, department or agency presently in effect and applicable to the Chargor or any of its assets, or (ii) contravene any contractual restriction binding on the Chargor or any of its assets, or (iii) cause any limit on any of the borrowing, guaranteeing, charging or other powers of the Chargor (whether imposed by its memorandum or articles of association, or by agreement, instrument or otherwise), or upon any of the powers of its board of directors to exercise any of such powers, or any other limit affecting the Chargor, to be exceeded, or (iv) create or result in or oblige the Chargor to create any lien, charge, security interest or other encumbrance on the whole or any part of the Chargor’s property, assets or revenues, present or future;

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(f)

all authorisations required by the Chargor in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Share Charge have been obtained or effected (as appropriate) and are in full force and effect including but not limited to the requisite approval of the directors and shareholders of the Company;

(g)

every consent, authorisation, licence or approval (if any) of or declaration to, governmental or public bodies or authorities or courts required by the Chargor to execute this Share Charge have been obtained and are in full force, validity and effect, and, as of the date of this Share Charge, no further governmental or other consents, authorities or approvals are necessary for the performance by the Chargor of its obligations hereunder;

(h)

the obligations of the Chargor under this Share Charge are direct, general and unconditional obligations of the Chargor and rank at least pari passu with all the Chargor’s other present and future unsecured and unsubordinated indebtedness and other obligations (including contingent obligations) with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract;

(i)

there are no litigation, arbitration, administrative or other proceedings pending before any court, tribunal, arbitrator, government agency or administrative body against or threatened against the Chargor or any of its assets which if adversely determined could or would reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Chargor or the ability of the Chargor to perform any of its obligations required by the terms and conditions of this Share Charge (the “Material Adverse Effect”);

(j)

the Chargor is not in breach of or in default under any statutory or other requirements applicable to the Chargor or in default in the payment of any indebtedness or liabilities in respect of borrowed money or in breach of or in default under any other provision of any indenture, deed of trust, agreement or other instrument to which the Chargor is a party and under or subject to which any such borrowed money has been issued and is outstanding which could or would reasonably be expected to have a Material Adverse Effect; and no event, condition or act which with the giving of notice or lapse of time, or both, would constitute an event of default under any such indenture, deed of trust, agreement or other instrument has occurred or is continuing which has not been properly waived or remedied thereunder;

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(k)

the information contained in all accounts, certificates, schedules or other documents (if any) supplied to the Chargee relating to the Chargor or any of the Shares or the Borrowers or any other Obligors is true and accurate in all material respects, and the opinions and forecast expressed therein (if any) are honestly held and have been made on a reasonable basis, and there are no material facts relating to the Chargor or any of the Shares or the Borrowers or any other Obligors which could or might affect the willingness of a reasonable party to rely on a share charge of the Shares from the Chargor in terms similar to the terms of this Share Charge, which have not been disclosed to the Chargee; and

5.	UNDERTAKING

5.1.	The Chargor hereby further undertakes and/or covenants with the Chargee that:-

(a)

each of the representations and warranties contained in Clause 4 will be true and accurate in all material respects as though made on and as of each day on which Secured Indebtedness shall remain outstanding and as if made with reference to the facts and circumstances subsisting on each such date;

(b)

the Chargor will promptly inform the Chargee of the occurrence of any event of which the Chargor becomes aware which, in the Chargor’s reasonable opinion, might adversely affect the ability of the Chargor, the Borrower or any other Obligor to the other Finance Documents to fully perform their respective obligations under the Facility Agreement, this Share Charge and any of the other Finance Documents;

(c)

the Chargor will endeavour to obtain or cause to be obtained every consent and approval and do, or cause to be done, all other acts and things which may from time to time be necessary for the continued due performance of all the Chargor ’s obligations hereunder; and

(d)

while the Credit Facility is available for drawing and for so long as the Secured Indebtedness remains outstanding, this Share Charge will continue to rank at least pari passu with the Chargor’s existing and future unsecured and unsubordinated indebtedness and other obligations (including contingent liabilities) with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract.

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5.2.

The Chargor hereby further covenants and undertakes with the Chargee that for so long as the Secured Indebtedness or any part thereof remains outstanding, the Chargor shall provide the Chargee promptly with all financial information relating to the Company as the Chargee may from time to time require, and in particular the Chargor will (a) within 60 days after the end of the first 6 months of each accounting period, provide the Chargee with copy, certified as true and complete copy by a director of the Company, of the unaudited financial statements of the Company for the 6 month period, and (b) within 120 days from the close of financial year of the Company, provide the Chargee with copy of its audited annual financial statements (and consolidated financial statement, if any) for such year duly signed by the directors of the Company.

5.3.

The Chargor hereby further covenants and undertakes with the Chargee that for so long as the Secured Indebtedness or any part thereof remains outstanding, the Chargor shall not create or agree to create or permit to arise any subsequent charge over or in respect of the Shares or any part thereof or any interest therein, and shall not sell or transfer any of the Shares without the prior written consent of the Chargee.

6.	FURTHER ASSURANCE

6.1.

The Chargor shall at any time hereafter (whether before or after the security hereby constituted shall have become enforceable), on request by the Chargee, execute, sign, seal, deliver and do all transfers, contract notes, powers of attorney and other instruments, deeds, agreements, documents, acts and things and give or procure the giving by the directors of the Company of all consents approvals and directions which the Chargee may reasonably require for perfecting the Chargee’s title to the Shares or vesting the same, or any of them, in a purchaser or in any trustee for or nominee of the Chargee.

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6.2.

(a) The Chargor hereby irrevocably and unconditionally undertakes with the Chargee that the Chargor will at any time hereafter (whether before or after the security hereby constituted shall have become enforceable), if and when required by the Chargee, execute, sign, seal, deliver, do and pass, or cause or procure to be executed, signed, sealed, delivered, done or passed such legal or other mortgages, charges, pledges, assignments, transfers, assurances, powers of attorney, letters, resolutions, acts and things in favour or for the benefit of the Chargee as the Chargee shall reasonably require over or in respect of the Shares as further security for the Secured Indebtedness or as the Chargee may reasonably require for perfecting the security hereby constituted and/or for protecting the priority of such security.

(b) Any mortgages, charges, pledges, assignments, transfers, assurances, powers of attorney, letters or resolutions to be executed by the Chargor or any other person pursuant to Clause 6.2(a) above shall be prepared by or on behalf of the Chargee at the cost and expense of the Chargor and shall, in the case of any mortgages, charges or pledges, contain (i) an immediate power of sale without notice upon the security thereby constituted becoming enforceable, (ii) a clause excluding any restrictions imposed by any law on the power of sale, and (iii) a clause excluding any restrictions imposed by any law on the consolidation of mortgages or other securities.

7.	ENFORCEMENT OF SECURITY

7.1.	Each of the following events shall be an Event of Default:

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by any of them to the Chargee (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Chargor is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

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(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	any of the Borrowers does not comply with any of its covenants or obligations under the Facility Agreement in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of any of the Borrowers or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Chargee;

(h)

any of the Borrowers or any of the Obligors shall without the consent in writing of the Chargee stop payment to creditors when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in any of the Borrowers’ or any Obligor’s financial condition which would, in the reasonable opinion of the Chargee, prevent the Borrowers or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Chargor purports or attempts to create any Encumbrance over all or any part of the Shares or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for any of the Borrowers or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Chargee to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

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(l)

a creditor takes possession of all or any part of the business or assets of any of the Borrowers or any Obligor or any execution or other legal process is enforced against the business or any asset of any of the Borrowers or any Obligor and is not discharged within fourteen (14) days.

7.2.	If an Event of Default has occurred and is continuing, the Chargee may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Chargee to make further advances to the Borrowers shall immediately cease;

(c)

demand that the Chargor to provide cash cover to the Chargee for all liabilities of the Borrowers to the Chargee, whereupon the Chargor shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Chargee direct including but limited to the sale and disposal of the Shares at any price which the Chargee may deem fit. The Chargor shall not have any right to claim against the Chargee in respect of any loss arising out of any sale pursuant to this Share Charge in the absence of fraud, gross negligence or willful misconduct by the Chargee, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Shares by either deferring or advancing the date of such sale or otherwise howsoever.

7.3.

The Chargee shall not be liable, by reason of entering into possession of the Shares, to account as Chargee in possession or for any loss on realization or for any default or omission for which a Chargee in possession might be liable.

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7.4.	No restriction imposed by any ordinance or law in force in Hong Kong or elsewhere on any power of sale or on the consolidation of mortgages or other securities shall apply to this security.

7.5.

No person dealing with the Chargee, or with its brokers or agents, shall be concerned to enquire whether the security hereby constituted has become enforceable, or whether the power exercised or purported to be exercised has become exercisable, or whether any moneys remain due upon the security of this Share Charge, or as to the necessity or expediency of the stipulations and conditions subject to which any sale of any of the Shares shall be made, or otherwise as to the propriety or regularity of any sale of any of the Shares, or to see to the application of any money paid to the Chargee, or its brokers or agents, and in the absence of fraud, gross negligence or willful misconduct on the part of such person such dealing shall be deemed so far as regards the safety and protection of such person to be within the powers hereby conferred and to be valid and effectual accordingly, and the remedy of the Chargor in respect of any irregularity or impropriety whatsoever in the exercise of such powers shall be in damages only.

7.6.

Upon any sale of any of the Shares, the receipt of the Chargee for the purchase money of the Shares sold shall effectually discharge the purchaser or person paying the same therefrom and from being concerned to see to the application or being answerable for the loss or misapplication thereof.

7.7.	(a) All moneys received by the Chargee arising from any sale of any of the Shares under the power of sale hereby conferred shall be applied as follows:-

FIRSTLY:	in or towards payment or satisfaction of all costs, charges, expenses and liabilities incurred and payments made by or on behalf of the Chargee, whether governmental, municipal, contractual or otherwise in connection with such sale together with, in every such case, interest thereon at the rate provided for in Clause 10.2;

SECONDLY:	in or towards payment to the Chargee of the Secured Indebtedness (unless the Chargee elects to put such moneys in an interest-bearing suspense account), until the whole of the Secured Indebtedness shall have been certified in writing by the Chargee as having been paid in full and discharged; and

THIRDLY:	following such payments the remaining balance (if any) shall be paid to the Chargor for its rights and interests or such other person as may be entitled thereto.

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(b) At any time after the power of sale has arisen, any Dividends which have been or may be received or receivable by the Chargee may be applied by the Chargee as if they were proceeds of sale hereunder.

8.	DIVIDEND AND VOTING RIGHT

8.1.

If an Event of Default has occurred and is continuing, any Dividends on or with respect of the Shares shall be paid to the Chargee and, shall be applied by the Chargee in discharge of the Secured Indebtedness and, if received by the Chargor shall be paid over to the Chargee forthwith upon receipt and until such payment shall be held by it in trust for the Chargee.

8.2.

If an Event of Default has occurred and is continuing, the Chargee may exercise at its discretion (in the name of the Chargor or otherwise and without any further consent or authority on the part of the Chargor) any voting rights attaching to the Shares or any of them as if the Chargee were the sole beneficial owner thereof.

8.3.

The Chargor by way of security hereby irrevocably authorises the Chargee at any time after an Event of Default has occurred and is continuing to act as its proxy in all general meetings of the Company, and the Chargor hereby agrees to obtain the Chargee’s consent on all issues requiring a resolution of the Chargor as a shareholder of the Company and undertakes to supply to the Chargee all notices issued to it by the board of directors of the Company convening general meetings.

9.	RELEASE AND DISCHARGE

9.1.

If all the Secured Indebtedness and all other moneys payment of which is hereby undertaken to be made or which are intended to be hereby secured shall have been duly paid, the Chargee shall discharge and release this Share Charge and the security hereby created and release, re-assign and transfer all the Shares to the Chargor as the Chargor shall direct, within fourteen (14) Business Days upon the request and at the cost of the Chargor. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

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9.2.

Any release, discharge or settlement between the Chargor and the Chargee shall be conditional upon no security, disposition or payment to the Chargee by the Chargor or any other person being avoided or reduced pursuant to any provisions or enactments relating to bankruptcy, liquidation, winding-up or dissolution or insolvency, and if such condition shall not be fulfilled the Chargee shall be entitled to enforce this security subsequently as if such release, discharge or settlement had not occurred.

10.	COSTS, CHARGES AND EXPENSES

10.1.

The Chargor shall pay duly and promptly all calls which may from time to time be made in respect of any unpaid moneys in respect of the Shares and any other moneys which the Chargee may lawfully be required to pay in respect of any of the Shares and in the event of the Chargor’s default the Chargee may, if it thinks fit, make such payments on behalf of the Chargor. Any money expended by the Chargee under this Clause 10.1 shall be deemed to be properly paid by the Chargee. For the avoidance of doubt, it is hereby expressly provided that neither the Chargee nor any trustee or nominee of the Chargee shall incur any liability in respect of any calls, instruments or payments relating to the Shares or any of them.

10.2.

The Chargor hereby undertakes with the Chargee to pay to the Chargee, on demand all costs, charges and expenses incurred hereunder by the Chargee (with respect to legal expenses on a solicitor-and-own-client basis) and all other moneys paid by the Chargee in perfecting this security or in respect of the Shares.

10.3.

The Chargor shall pay, on demand, all reasonable costs, charges and expenses (including legal fees and out-of-pocket expenses) incurred or to be incurred by the Chargee in connection with the preparation and negotiation, execution of this Share Charge and all costs, charges and expenses (including legal fees on a full indemnity basis and out-of-pocket expenses) incurred or to be incurred by the Chargee in connection with the enforcement of this Share Charge.

10.4.

The charge created hereunder to secure the Secured Indebtedness shall be in addition and without prejudice to any and every other right, power, remedy, lien or security which the Chargee may have or but for the said charge would have had for the moneys hereby secured, or any part thereof.

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11.	POWER OF ATTORNEY

11.1.

In respect of any instruments of transfer and contract notes relating to any of the Shares, the Chargor hereby irrevocably and by way of security authorises the Chargee at any time hereafter to date any such instruments of transfer and contract notes if the same be undated, and if the same shall have been theretofore in blank to fill in any blanks in favour of the Chargee, or any trustee for or nominee of the Chargee, or any purchaser.

11.2.

The Chargor, by way of security, hereby irrevocably authorises the Chargee at any time hereafter to insert the name of the Chargee or its trustees or nominees or of any purchaser or to make any alteration or addition in or to any instruments of transfer, contract notes or documents which the Chargee may require for perfecting its title to or for vesting the Shares in the Chargee or its trustees or nominees or in any purchaser, and to re-deliver the same thereafter, and the Chargor hereby irrevocably and by way of security appoints the Chargee and its successors and assigns to be its attorney (with full power of substitution) and in its name and on its behalf and as its act and deed or otherwise to execute, sign, seal, deliver and do and otherwise perfect any such transfers, contract notes and other documents as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on, or in connection with, any sale, disposition or getting in by the Chargee of any of the Shares.

11.3.	Notwithstanding the foregoing, such power shall not be exercisable by or on behalf of the Chargee until an Event of Default has occurred and is continuing.

11.4.

The Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, deed, act or thing which the Chargee or its successors and assigns may lawfully execute, sign, seal, deliver or do or cause to be executed, signed, sealed, delivered or done pursuant to Clauses 11.1 or 11.2 above.

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12.	SUSPENSE ACCOUNT

12.1.

Any money received by the Chargee by virtue of or in connection with this security may be placed to the credit of a suspense account at the discretion of the Chargee pending the enforcement or realisation of any other security held by the Chargee with a view to preserving the rights of the Chargee to prove for the whole of its claims against the Chargor or any other person liable in the event of any proceedings in or analogous to liquidation, winding-up, dissolution, insolvency, composition or arrangement. .

12.2.

(a) If the Chargee receives notice of any subsequent mortgage, debenture, charge, pledge, lien, assignment, encumbrance or other disposition affecting the Shares or any of them or any interest therein, the Chargee may open a new account with the Chargor in respect of the Secured Indebtedness.

(b) If the Chargee does not open a new account it shall nevertheless be treated as if it had done so at the time when it received such notice, and as from that time all payments made to the Chargee by the Chargor in respect of the Secured Indebtedness or any part thereof shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Chargor to the Chargee at the time when it received notice.

13.	NOTICE

13.1.	Service of Proceedings

(a)

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 13.1.

(b)

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Chargor to the Chargee shall only be effective upon actual receipt thereof by the Chargee (as the case may be).

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(c)

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

13.2.	Administrative details

The initial administrative details of the Parties are contained in Schedule 2 (Initial administrative details of the parties) but a party may amend its own details at any time by notice to the other party.

13.3.	Delivery to registered office

Any notice to the Chargor may alternatively be sent to its registered office or to any of its places of business or to any of its directors or its company secretary; and it will be deemed to have been received when delivered to any such places or persons.

14.	MISCELLANEOUS

14.1.	Modification: This Share Charge may only be varied or modified by supplemental agreement or other document executed by all the Parties.

14.2.

Severability: Any provision of this Share Charge prohibited by or declared or adjudged to be unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Share Charge and rendered ineffective so far as is possible without modifying the remaining provisions of this Share Charge. Where however the provisions of any such applicable law may be waived, they are hereby waived by the Parties to the full extent permitted by such law to the end that this Share Charge shall be valid and binding and enforceable in accordance with its terms.

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14.3.

Disclosure of Information: The Chargee may disclose to any of its subsidiaries or associated companies, or a prospective transferee or to any other person who may propose entering into, or who has entered into, contractual relations with the Chargee in relation to the Agreement or any of the Finance Documents such information about the Chargor as the Chargee shall consider appropriate solely for the purpose of appraising the transaction contemplated thereby but to the extent of any such information being customarily regarded as confidential by the Chargor, on a confidential and need to know basis by disclosing the information subject to delivery of a confidentiality undertaking.

14.4.

Legal Representation: The Parties acknowledge that Messrs. Li, Wong, Lam & W.I. Cheung acts as legal counsel of the Chargee only relating to this Share Charge. The Chargor will take separate legal advice as it sees fit.

14.5.

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

15.	WAIVER

15.1.

Any waiver by the Chargee of any breach of any of the undertakings, terms or conditions contained herein or other relaxation or indulgence granted at any time by the Chargee to the Chargor or any other person, shall, without any express reservation to that effect by the Chargee, be deemed to be without prejudice to and shall not affect the exercise at any time thereafter by the Chargee of all or any of its rights, powers and remedies hereunder as though no such waiver had been made or relaxation or indulgence granted. No failure or delay by the Chargee in exercising or enforcing any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise, enforcement or waiver of any right, power or remedy preclude its further exercise or enforcement, or the exercise or enforcement of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers or remedies provided by law.

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15.2.

No provision hereof may be waived, discharged or terminated orally, except only by an instrument in writing signed by the Party against whom enforcement of the waiver, discharge or termination is sought.

15.3.	No waiver of any of the rights or powers of the Chargee or any consent by the Chargee shall be valid unless signed by the Chargee in writing.

15.4.

Time is of the essence of this Share Charge, but no failure or delay by the Chargee in exercising or enforcing any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, power or privilege preclude any further exercise or enforcement thereof or the exercise or enforcement of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights and remedies powers or privileges provided by law.

16.	ASSIGNMENT

16.1.

This Share Charge shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns, except that the Chargor may not assign or transfer any of their respective rights, benefits, duties or obligations hereunder.

16.2.

If the Chargee shall assign the whole or any part of its rights under the Facility Agreement in accordance with the terms thereof, the Chargee, at its own costs and expenses, may also assign the whole or the appropriate portion of its rights hereunder, in which event references herein to the Chargee shall thenceforth be deemed to include a reference to each assignee to the extent of its interest, provided that the Chargee shall notify the Chargor of any assignment of its rights hereunder within fourteen (14) Business Days of such assignment.

16.3.

Any representation, warranty, undertaking and arrangement on the part of the Chargor hereunder shall survive the making of any assignment of the Chargee under the Facility Agreement, hereunder or under any of the other Finance Documents, the change in the name of the Chargee or the Chargee’s amalgamation with, or absorption by, any other corporation.

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17.	GOVERNING LAW AND JURISDICTION

17.1.

Governing Law: This Share Charge and the rights and obligations of the Parties shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong, and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

17.2.

Jurisdiction: The submission of the Chargor to the non-exclusive jurisdiction of the courts of Hong Kong shall not limit the right of the Chargee to take proceedings against the Chargor in any other courts having, claiming or accepting jurisdiction over the Chargor or any of its assets, nor shall the taking of proceedings in any one or more jurisdiction(s) preclude the taking of proceedings in any other jurisdiction(s), whether concurrently or not.

17.3.

Waiver of Immunity: The Chargor agrees that in any legal action or proceedings against it or its assets in connection with this Share Charge, no immunity from such legal action or proceedings shall be claimed by or on behalf of the Chargor or with respect to its assets, and the Chargor irrevocably waives any right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever, of any order or judgment which may be made or given in such action or proceedings.

17.4.

Process Agent: The Chargor irrevocably appoints ECMOHO (Hong Kong) Limited, registration no. 2218839, whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong to receive for it and on its behalf, service of process in any proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by the Chargor or the Borrowers). If for any reason the process agent ceases to be able to act as such or no longer has an address in Hong Kong, the Chargor irrevocably agrees to appoint a substitute process agent acceptable to the Chargee, and to deliver to the Chargee a copy of the new agent’s acceptance of that appointment within thirty (30) days. Nothing herein shall affect the right to serve any process in any other manner permitted by law.

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IN WITNESS whereof this Share Charge has been duly executed on the day and year first above written.

The Chargor

SEALED with the COMMON SEAL of UHEALTH LIMITED and SIGNED by person(s) duly authorized by resolution(s) of the Board of Directors in the presence of/whose signature(s) is/are verified by:-	) ) ) ) ) ) ) ) )	/s/ Qingchun Zeng

[Signature Page]

The Chargee

SIGNED by for and on behalf of TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH whose signature(s) is/are verified by:-	) ) ) ) ) ) )	/s/ T.L. Peng

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SCHEDULE 1

DETAILS OF ECMOHO LIMITED

Date of Incorporation:	7 June 2018

Place of Incorporation:	The Cayman Islands

Registered Office:	c/o Hermes Corporate Services Ltd., Fifth Floor, Zephyr House, 122 Mary Street, George Town, P.O. Box 31493, Grand Cayman KY1-1206, Cayman Islands

Company number:	338171

Directors:	Zeng Qingchun
Wang Ying
Wang Wei
Weigang Greg Ye
Sang Lin
Ng Yum Fai
Shareholders and their shareholdings:	Name	Number of Share(s) Held
	Behealth Limited	37,575,200 share Class B Ordinary Shares
	Beset Winner Limited	1,072,633 share Class A Ordinary Shares
	Lake Zurich Partners Limited	3,077,408 share Class A Ordinary Shares
	Liberal Rich Limited	6,012,000 share Class A Ordinary Shares
	Uhealth Limited	37,575,200 share Class B Ordinary Shares
	Delta Capital Growth Fund II, L.P.	1,587,783 share Series A Preferred Shares
	Li, Shua-Lien	1,587,783 share Series A Preferred Shares
	Delta Capital Crowth Fund II, L.P.	953,289 share Class A Ordinary Shares
	Li, Shua Lien	714,967 share Class A Ordinary Shares
	Voyager Advisors Limited	441,051 share Class A Ordinary Shares
	STCH Investment Inc.	714,967 share Class A Ordinary Shares
	Qinghai Partners Limited	1,906,579 share Class A Ordinary Shares

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Behealth Limited	638,106 share Class A Ordinary Shares
STCH Investment Inc.	529,261 share Series A Preferred Shares
Voyager Advisors Limited	705,681 share Series A Preferred Shares
Tim One International Limited	3,528,407 share Series A Preferred Shares
CID Greater China Fund V, L.P.	4,759,500 share Class A-1 Ordinary Shares
STCH Investment Inc.	4,759,500 share Class A-1 Ordinary Shares
CID Greater China Fund V, L.P.	1,423,300 share Class A-2 Ordinary Shares
STCH Investment Inc.	1,423,300 share Class A-2 Ordinary Shares
Smart Warrior Limited	5,693,200 share Class A-2 Ordinary Shares
Canarywharf Capital Limited	2,277,300 share Class A-2 Ordinary Shares
BabyMe Limited	2,846,600 share Class A Ordinary Shares

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SCHEDULE 2

FORM OF SHARE TRANSFER FORM

ECMOHO LIMITED

(the “Company”)

SHARE TRANSFER FORM

We, [●] (the “Transferor”), for good and valuable consideration received from _______________________________________________________ (the “Transferee”) of _______________________________________________________, do hereby:

(1) transfer to the Transferee                     Shares (the “Shares”) standing in our name in the register of members of the Company to hold unto the Transferee, his executors, administrators and assigns, subject to the several conditions on which we held the same at the time of execution of this Share Transfer Form; and

(2) consent that our name remains on the register of the Company until such time as the Company enters the Transferee’s name in the register of the Company.

And we, the Transferee, do hereby agree to take the Shares subject to the same conditions.

As Witness Our Hands
Signed by the Transferor on
the day in the presence of:

Witness	Transferor

Signed by the Transferee on
the day of
in the presence of:

Witness	Transferee

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SCHEDULE 3

FORM OF APPOINTMENT OF PROXY

Part I

ECMOHO LIMITED

IRREVOCABLE APPOINTMENT OF PROXY

We, [●] hereby irrevocably appoint TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH as our proxy to vote at meetings of the shareholders of ECMOHO LIMITED (the “Company”) in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name and charged to TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees); provided that the security created under the relevant share charge has become enforceable. This proxy is irrevocable by reason of being coupled with the interest of TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees) as chargee of the aforesaid shares.

[●]

Dated:

Part II

ECMOHO LIMITED

IRREVOCABLE APPOINTMENT OF PROXY

We, [●] hereby irrevocably appoint TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees) as our duly authorised representative to sign resolutions in writing of ECMOHO LIMITED (the “Company”) in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name and charged to TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH (which expression shall include its successors, assignors and transferees); provided that the security created under the relevant share charge has become enforceable.

[●]

Dated:

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SCHEDULE 4

FORM OF UNDERTAKING

ECMOHO LIMITED

TAIPEI FUBON COMMERCIAL BANK CO., LTD., HONG KONG BRANCH as Mortgagee (as defined in the Deed)

Dear Sirs

ECMOHO LIMITED

We refer to the facility agreement (“Facility Agreement”) dated [date] between, among others, ECMOHO (Hong Kong) Limited and Import It Corp. (“Borrowers”) as borrowers and Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch (“Lender”) asLender, as amended from time to time. We also refer to the share charge dated [*] 2018 (as amended from time to time, the “Share Charge”) between UHEALTH LIMITED as Chargor and Taipei Fubon Commercial Bank Co., Ltd., Hong Kong Branch as Chargee (“Chargee”, which expression shall include its successors, assignors and transferees) whereby, inter alia, the Chargor granted a charge over the Shares (as therein defined) in favour of the Chargee.

Capitalised words and expressions used in this letter which are not expressly defined herein have the meanings ascribed to them in the Share Charge.

This letter of undertaking is given pursuant to clause 2.3 (a) (viii) of the Share Charge.

In consideration of the grant by the Chargee of the Credit Facility under the Facility Agreement referred to above and for other valuable consideration receipt of which is hereby acknowledged, we hereby irrevocably and unconditionally undertake to register in our register of members any and all share transfers to the Chargee or any person(s) nominated by the Chargee in respect of any or all of the Shares submitted to us by the Chargee where such transfer is to be effected pursuant to the Share Charge and the Chargee has notified us that the security thereunder is enforceable.

Yours faithfully,
For and on behalf of
ECMOHO LIMITED

[●]
Director

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